Exhibit 99.1

Arch Insurance North America
Grace Building, 14th Floor
1114 Avenue of the Americas
New York, NY 10036
www.archinsurance.com

Arch Insurance North America to Acquire Allianz’s U.S. MidCorp and
Entertainment Insurance Businesses
The transaction will enable further expansion into the middle-market property and casualty segment.
NEW YORK — April 5, 2024 — Arch Insurance North America (Arch Insurance), part of Arch Capital Group Ltd. (Nasdaq: ACGL) (Arch), today announces it has entered into a master transaction agreement to acquire the U.S. MidCorp and Entertainment insurance businesses, including select specialty insurance programs, from Allianz Global Corporate & Specialty SE (AGCS) for a $450 million cash consideration to Allianz. Arch estimates its capital requirement to support the business will be approximately $1.4 billion.
The businesses being acquired are written by Fireman’s Fund Insurance Company and its subsidiaries and collectively totaled $1.7 billion of gross premium written in 2023. Approximately 500 individuals supporting the business, including underwriting, claims and other professional staff, are expected to become Arch Insurance employees as part of the transaction.
“The acquisition of the MidCorp business meaningfully expands our presence in the U.S. middle market, a targeted growth area for Arch,” said Matt Shulman, CEO for Arch Insurance North America. “This transaction will enhance our distribution relationships, broaden our product suite and expand our ability to participate in these underwriting-intensive middle-market lines. We are also excited to add a market-leading Entertainment business that complements Arch Insurance’s existing portfolio of specialty products.”
“We are proud of our employees who have served our U.S. MidCorp and Entertainment clients and brokers over the years,” said Tracy Ryan, AGCS Chief Executive Officer for North America and member of AGCS’s Board of Management. “We are confident that they will be a strong addition to Arch, ensuring continuity for our partners.”
Arch Insurance currently provides a wide range of property, casualty and specialty insurance options across market segments and wrote approximately $5.8 billion of gross premium in North America in 2023. This transaction builds upon Arch Insurance’s North America business that has delivered double-digit topline growth for five consecutive years.
“Combining this platform, broad set of client relationships and talented employee-base with Arch’s capabilities creates an attractive middle-market business that should further establish Arch Insurance as a market leader in the specialty insurance space,” said Nicolas Papadopoulo, CEO for Arch Worldwide Insurance Group. “We take pride in our client-focused, inclusive culture and look forward to incorporating the experience and expertise of our new colleagues as we continue to raise the bar and fulfill our brand promise of Pursuing Better Together.”
This transaction is expected to close in the second half of 2024 and is subject to regulatory approvals.
Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC are acting as financial advisors to Arch, and Willkie Farr & Gallagher LLP is serving as the Company’s legal advisor.

An Arch slide presentation regarding the master transaction agreement and the related transactions described will be posted to the Presentations section of our website, https://ir.archgroup.com/news-events-presentations/presentations/default.aspx
About Arch Insurance North America
Arch Insurance North America, part of Arch Capital Group Ltd., includes Arch’s insurance operations in the United States and Canada. Business in the U.S. is written by Arch Insurance Company, Arch Specialty Insurance Company, Arch Property & Casualty Insurance Company and Arch Indemnity Insurance Company. Business in Canada is written by Arch Insurance Canada Ltd.
About Arch Capital Group Ltd.
Arch Capital Group Ltd. (Nasdaq: ACGL) is a publicly listed Bermuda exempted company with approximately $21.1 billion in capital at Dec. 31, 2023. Arch, which is part of the S&P 500 Index, provides insurance, reinsurance and mortgage insurance on a worldwide basis through its wholly owned subsidiaries.
About Allianz Commercial
Allianz Commercial is the center of expertise and global line of Allianz Group for insuring mid-sized businesses, large enterprises and specialist risks. Among our customers are the world’s largest consumer brands, financial institutions and industry players, the global aviation and shipping industry as well as family-owned and medium enterprises which are the backbone of the economy. We also cover unique risks such as offshore wind parks, infrastructure projects or Hollywood film productions. Powered by the employees, financial strength, and network of the world’s #1 insurance brand, we work together to help our customers prepare for what’s ahead: They trust us in providing a wide range of traditional and alternative risk transfer solutions, outstanding risk consulting and Multinational services as well as seamless claims handling. Allianz Commercial brings together the large corporate insurance business of Allianz Global Corporate & Specialty (AGCS) and the commercial insurance business of national Allianz Property & Casualty entities serving mid-sized companies. We are present in over 200 countries and territories either through our own teams or the Allianz Group network and partners. In 2023, the integrated business of Allianz Commercial generated around €18 billion in gross premium globally. https://commercial.allianz.com/
Cautionary Note Regarding Forward-Looking Statements
The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward−looking statements. This release or any other written or oral statements made by or on behalf of Arch Capital Group Ltd. and its subsidiaries may include forward−looking statements, which reflect the Company’s current views with respect to future events and financial performance. All statements other than statements of historical fact included in or incorporated by reference in this release are forward−looking statements.
Forward−looking statements can generally be identified by the use of forward−looking terminology such as "may," "will," "expect," "intend," "estimate," "anticipate," "believe" or "continue" or their negative or variations or similar terminology. Forward−looking statements involve the Company’s current assessment of risks and uncertainties. Actual events and results may differ materially from those expressed or implied in these statements. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: adverse general economic and market conditions; increased competition; pricing and policy term trends; fluctuations in the actions of rating agencies and the Company’s ability to maintain and improve its ratings; investment performance; the loss of key personnel; the adequacy of the Company’s loss reserves, severity and/or frequency of losses, greater than expected loss ratios and adverse development on claim and/or claim expense liabilities; greater frequency or severity of unpredictable natural and man-made catastrophic events, including pandemics such as COVID-19; the impact of acts of terrorism and acts of war; changes in regulations and/or tax laws in the United States or elsewhere; ability to successfully integrate, establish and maintain operating procedures as well as integrate the businesses the Company has acquired or may acquire into the existing operations; changes in accounting principles or policies; material differences between actual and expected assessments for guaranty funds and mandatory pooling arrangements; availability and cost to the Company of reinsurance to manage our gross and net exposures; the failure of others to meet their obligations to the Company; an incident, disruption in operations or other cyber event caused by cyber attacks, the use of artificial intelligence technologies or other technology on the Company’s systems or those of the Company’s business partners and service providers, which could negatively impact the Company’s business and/or expose the Company to litigation; and other factors identified in our filings with the U.S. Securities and Exchange Commission (SEC).
The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein or elsewhere. All subsequent written and oral forward−looking statements attributable to us or persons acting on the Company’s behalf are expressly qualified in their entirety by these cautionary statements. The Company undertakes no obligation to publicly update or revise any forward−looking statement, whether as a result of new information, future events or otherwise.
Source — Arch Capital Group Ltd.
Tag — arch-corporate-insurance
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Arch Media Contact:
Greg Hare
Arch Capital Services LLC
ghare@archgroup.com
Stephanie Perez
Arch Capital Services LLC
stperez@archgroup.com